UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 20, 2003


                          MID-POWER SERVICE CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Nevada                       2-85602-D                   88-0478633
   ----------------              -------------             --------------------
   (State or other                (Commission                  (IRS Employer
   jurisdiction of                File Number)              Identification No.)
   incorporation)


                           3753 Howard Hughes Parkway
                                    Suite 200
                             Las Vegas, Nevada 89109
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (702) 784-7683
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


                                      n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                              ITEM 5. OTHER EVENTS
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         On May 20, 2003, Mid-Power Service Corporation ("Mid-Power") and its
subsidiary, Mid-Power Resource Corporation, filed Chapter 11 Monthly Operating Reports for the month of April 2003 with the United States Bankruptcy Court for the District of Nevada, copies of which (without attachments) are included as exhibits to this report.

         The April monthly operating reports are the first monthly operating reports to fully reflect the results of the settlement agreement the Company reached with Edward Mike Davis, which was approved by the Bankruptcy Court on April 9, 2003, and announced in the Company's Current Report on Form 8-K filed April 21, 2003.


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                                ITEM 7. EXHIBITS
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         The following are filed as exhibits to this report:

                SEC
  Exhibit    Reference
   Number      Number               Title of Document                  Location
----------- ------------ ------------------------------------------ ------------
  Item 99                            Other Exhibits
----------- ------------ ------------------------------------------ ------------
   99.01        99       Mid-Power Service Corporation Chapter 11    This filing
                         Monthly Operating Report (General Business
                         Case) for April 2003
   99.02        99       Mid-Power Resource Corporation Chapter 11   This filing
                         Monthly Operating Report (General Business
                         Case) for April 2003

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

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MID-POWER SERVICE CORPORATION


Dated:  May 21, 2003                           By: /s/ James W. Scott
                                                  -----------------------------
                                                  James W. Scott, President

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